AEGON/Transamerica Series Fund, Inc.
Salomon All Cap

Supplement dated May 3, 2002 to Prospectus dated May 1, 2002



The following paragraphs replace the paragraphs under "Portfolio Managers," top right column on page SAC-3.

John G. Goode, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Citigroup Inc. or its predecessor firms since 1969, and has 32 years of securities business experience.

Peter J. Hable, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Citigroup Inc. or its predecessor firms since 1983, and has 18 years of securities business experience.


Please note: In conjunction with the manager change, please delete the information found under the heading "SIMILAR
SUB-ADVISER FUND PERFORMANCE" on page SAC-3, as it is no longer applicable.











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